UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 14, 2022

CEN BIOTECH, INC.
(Exact name of registrant as specified in its charter)

Ontario, Canada	000-55557	-
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

300-3295 Quality Way
Windsor, Ontario
Canada
N8T 3R9
(Address of principal executive offices, including zip code)

(519) 419-4958
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

☑
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on May 26, 2022 by CEN Biotech, Inc., an Ontario, Canada corporation (the “Company”), on May 24, 2022, the Company entered into a Patent Purchase and Assignment Agreement (the “Agreement”) with Emergence Global Enterprises Inc., a corporation incorporated pursuant to the laws of British Columbia, Canada (the “Buyer”).

On July 14, 2022, the Company entered into Amendment No. 1 to Patent Purchase and Assignment Agreement (the “Amendment”). Pursuant to the Amendment, Section 9.10(a) of the Agreement is amended such that the “Termination Date” is amended to be August 15, 2022. Furthermore, reference to the “Closing Date”, as defined in the Agreement, on the signature page to the Agreement was a typographical error. The Agreement was in fact executed on the “Effective Date”, as defined in the Agreement. The Agreement was amended to correct such typographical error.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

On July 19, 2022, pursuant to a Termination of Patent Purchase and Assignment Agreement (“Termination Agreement”), the Company and Buyer agreed to terminate the Agreement as of the “Effective Termination Date”, as defined in the Agreement, and the Agreement shall thereafter be null and void, and of no further force or effect. Furthermore, each the Company and Buyer recognize that neither party shall have any ongoing rights or obligations pursuant to the Agreement.

The foregoing description of the Termination Agreement is qualified in its entirety by reference to the Termination Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment to No. 1 to Patent Purchase and Assignment Agreement dated July 14, 2022 by and between the Company and Emergence Global Enterprises Inc.
10.2	Termination of Patent Purchase and Assignment Agreement dated July 19, 2022 by and between the Company and Emergence Global Enterprises Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CEN Biotech, Inc.

Date: July 20, 2022	By:	/s/ Brian S. Payne
Brian S. Payne
Interim Chief Executive Officer (principal executive officer)